UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 21, 2014

CIRRUS LOGIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-17795	77-0024818
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 West 6th Street, Austin, TX 78701

(Address of principal executive offices) (Zip Code)

(512) 851-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on August 28, 2014 (the “Initial Form 8-K”), Cirrus Logic, Inc. (the “Company”) completed the acquisition of all of the issued and to be issued share capital of Wolfson Microelectronics plc, a public limited company incorporated in Scotland (“Wolfson”) on August 21, 2014 pursuant to Rule 2.7 of the United Kingdom City Code on Takeovers and Mergers (the “Acquisition”). This Form 8-K/A amends the Initial Form 8-K to include the financial statements and pro forma financial information required by Item 9.01.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

The historical audited consolidated financial statements of Wolfson, including the consolidated balance sheets as of December 29, 2013 and December 30, 2012 and the consolidated statements of income, comprehensive income, changes in equity and cash flows for each of the three fiscal years ended December 29, 2013, December 30, 2012 and January 1, 2012 are filed as Exhibit 99.1 hereto and incorporated herein by reference.

The Report of Independent Auditor, issued by KPMG LLP, dated October 29, 2014, relating to Wolfson’s audited financial statements described above, is attached hereto in Exhibit 99.1 and incorporated herein by reference.

The unaudited condensed consolidated balance sheet of Wolfson as of June 29, 2014 and the related unaudited condensed consolidated statements of income, comprehensive income, changes in equity and cash flows for the six months ended June 29, 2014 and 2013 are filed as Exhibit 99.3 hereto and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of the Company as of June 28, 2014 and unaudited pro forma condensed combined statements of operations of the Company for the first fiscal quarter ended June 28, 2014, as well as the unaudited pro forma condensed combined statement of operations for the fiscal year ended March 29, 2014, in each case giving effect to the Acquisition are filed as Exhibit 99.2 hereto and incorporated herein by reference.

(d)	Exhibits

Exhibit	Description

23.1	Consent of KPMG LLP, Independent Auditors for Wolfson.

99.1	Audited consolidated balance sheets of Wolfson as of December 29, 2013 and December 30, 2012 and the audited consolidated statements of income, comprehensive income, changes in equity and cash flows for each of the three fiscal years ended December 29, 2013, December 30, 2012 and January 1, 2012.

99.2	Unaudited pro forma condensed combined financial statements the Company as of and for the fiscal quarter ended June 28, 2014 and unaudited pro forma statement of operations for the fiscal year ended March 29, 2014 giving effect to the acquisition.

99.3	Unaudited condensed consolidated balance sheet of Wolfson as of June 29, 2014 and the related unaudited condensed consolidated statements of income, comprehensive income, changes in equity and cash flows for the six months ended June 29, 2014 and 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIRRUS LOGIC, INC.

	By:	/s/ Thurman K. Case
	Name:	Thurman K. Case
	Title:	Chief Financial Officer

Date: October 29, 2014

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG LLP, Independent Auditors of Wolfson

99.1	Audited consolidated balance sheets of Wolfson as of December 29, 2013 and December 30, 2012 and the audited consolidated statements of income, comprehensive income, changes in equity and cash flows for each of the three fiscal years ended December 29, 2013, December 30, 2012 and January 1, 2012.

99.2	Unaudited pro forma condensed combined financial statements of the Company and Wolfson as of and for the fiscal quarter ended June 28, 2014 and unaudited pro forma condensed statement of operations for the fiscal year ended March 29, 2014.

99.3	Unaudited condensed consolidated balance sheet of Wolfson as of June 29, 2014 and the related unaudited condensed consolidated statements of income, comprehensive income, changes in equity and cash flows for the six months ended June 29, 2014 and 2013

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